UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): June 29, 2007


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       0-17171                75-2212772
            --------                       -------                ----------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



           650 South Edmonds, Suite 108, Lewisville, TX                   75067
             (Address of principal executive offices)                   Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)



                (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

      On June 25, 2007, the registrant issued a press release announcing it joined the broad-market Russell 3000(R) Index when Russell Investment Group reconstituted its comprehensive set of U.S. and global equity indexes after the market closed on Friday, June 22, 2007.
      A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      On June 28, 2007, the registrant issued a press release announcing the webcast of an investor seminar scheduled for July, 12, 2007 at approximately 9 a.m. EDT.
      A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

      Exhibit 99.1 Press Release dated June 25, 2007
      Exhibit 99.2 Press Release dated June 28, 2007

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    URANIUM RESOURCES, INC.




Date: June 29, 2007                   /s/ Thomas H. Ehrlich
                                      ------------------------------------
                                      Thomas H. Ehrlich
                                      Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number          Description
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Exhibit 99.1            Press Release dated June 25, 2007
Exhibit 99.2            Press Release dated June 28, 2007